9. INCOME TAXES (Details - Deferred tax assets) - USD ($)	Mar. 31, 2015	Mar. 31, 2014
Deferred tax assets:
Capitalized research and development	$ 3,442,000	$ 3,442,000
Net operating loss carryforwards	17,927,000	15,193,000
Total deferred tax assets	21,369,000	18,635,000
Total deferred tax liabilities	0	0
Net deferred tax assets	21,369,000	18,635,000
Valuation allowance for deferred tax assets	(21,369,000)	(18,635,000)
Net deferred tax assets	$ 0	$ 0